Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 14,999,997.60
Previously Paid Amount	0.00
Total Fee Amount	2,071.50
Total Offset Amount	2,071.50
Net Fee	$ 0.00